UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2008

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-142719	460500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2008 Stephen A. Block was appointed to the company's board of directors effective July 1, 2008. The Bartman Investor Group, the Company's institutional investor has approved Mr. Block as a Director pursuant to the Debenture and Warrant Agreement dated January 30, 2008 between the Company and the group. Such agreement grants to Thomas F. Bartman or John W. Bartman the authority to act for all the Bartfam investors in this case. Mr. Block has extensive experience as an operating officer, business and legal expertise in corporate governance, securities, antitrust, product liability and regulatory law. We anticipate that Mr. Block will be involved in governance, securities and audit functions. Mr. Block's bio is included as an exhibit. The company does not have a retainer with its outside directors but Mr. Block will be granted stock options as consideration for his services.

On June 25, 2008, Dr. G. R. Mohan Rao was appointed to the company's board of directors effective July 1, 2008. The Bartman Investor Group, the Company's institutional investor has approved Mr. Rao as a Director pursuant to the Debenture and Warrant Agreement dated January 30, 2008 between the Company and the group. Such agreement grants to Thomas F. Bartman or John W. Bartman the authority to act for all the Bartfam investors in this case. Dr. Rao is well known in the semiconductor community having served many years in several capacities at Texas Instruments. He holds over 100 patents and has traveled extensively making professional presentations. More recently, he has involved himself in high value integrated circuit design and development via consulting arrangements to clients. Dr. Rao's bio is included as an exhibit. The company does not have a retainer with its outside directors but Mr. Rao will be granted stock options as consideration for his services.

Messrs Block and Rao join Mr. Mal Gurian as outside directors of the company bringing the board to five members and adds both professional and technical business guidance to further the objectives of the Company.

Item 9.01 Financial Statements and Exhibits.

Stephen A. Block Biographical Summary
G. R. Mohan Rao Biographical Summary

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

June 25, 2008	By:	E. Eugene Sharer

Name: E. Eugene Sharer
Title: President & Secretary

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Exhibit Index

Exhibit No.	Description

1	Stephen A. Block Bio
2	Dr. G. R. Mohan Rao Bio